UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2017

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:             (413) 443-5601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 16, 2017, Berkshire Hills Bancorp, Inc. (the “Company”), the holding company for Berkshire Bank, filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its acquisition of Commerce Bancshares Corp. (“Commerce”), the holding company for Commerce Bank & Trust Company, on October 13, 2017.

This Current Report on Form 8-K/A amends and supplements the disclosure provided in Item 9.01 of the Original Report to provide the historical financial statements of Commerce described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below. This amendment makes no other amendments to the Original Report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Commerce as of December 31, 2016 and 2015, the audited consolidated statements of income, audited consolidated statements of stockholders’ equity and comprehensive income and audited consolidated statements of cash flows for the years ended December 31, 2016 and 2015, the notes related thereto and the Independent Auditor’s Report, dated March 16, 2017, are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

The unaudited consolidated balance sheet of Commerce as of June 30, 2017 and the unaudited consolidated statements of income for the six months ended June 30, 2017 and 2016 are filed herewith as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information

The required unaudited pro forma combined financial information as of and for the six-month period ended June 30, 2017 is filed herewith as Exhibit 99.3 and is incorporated into this Item 9.01(b) by reference. The unaudited pro forma combined financial information for the year ended December 31, 2016 is filed herewith as Exhibit 99.3 and is incorporated into this Item 9.01(b) by reference.

(c)	Shell Company Transactions

None.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Wolf & Company, P.C.

99.1	Independent Auditor’s Report, dated March 16, 2017, audited consolidated balance sheets of Commerce as of December 31, 2016 and 2015, the audited consolidated statements of income, audited consolidated statements of stockholders’ equity and comprehensive income and audited consolidated statements of cash flows for the years ended December 31, 2016 and 2015, and the notes related thereto*

99.2	Unaudited consolidated balance sheet of Commerce as of June 30, 2017 and the unaudited consolidated statements of income for the six months ended June 30, 2017 and 2016

99.3	Unaudited pro forma combined financial information as of and for the six-month period ended June 30, 2017 and Unaudited pro forma combined financial information for the year ended December 31, 2016

* Incorporated by reference to the proxy statement/prospectus filed by the Company pursuant to Rule 424(b)(3) (Registration No. 333-219372) dated August 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: December 29, 2017	By:	/s/ James M. Moses
James M. Moses
Senior Executive Vice President and Chief Financial Officer